                                                                    Exhibit 99.1

For Immediate Release

Contact:  Mark Samuels, SVP      Murray Louis, VP           Larry Wexler
Voice:    610.676.2024           610.676.1932               610.676.1440
E-Mail:   msamuels@seic.com      mlouis@seic.com            lwexler@seic.com
          -----------------      ---------------            ----------------
Pages:    Seven


            SEI Investments Reports First-Quarter 2003 Earnings up 3%

                  --------------------------------------------


Oaks, PA--April 17, 2003--SEI Investments Company (NASDAQ:SEIC) today announced financial results for first-quarter 2003, reporting increases in net income and earnings per share over the corresponding period for the prior year.


Consolidated Overview                               For the Three Months
(In thousands, except earnings per share)              Ended March 31,
                                              --------------------------------
                                                2003          2002          %
                                                ----          ----         --

Revenues                                      $150,605      $159,215       (5%)
Net income before taxes                         55,695        53,970        3%
Net income                                      35,088        34,001        3%
Diluted earnings per share                        $.32          $.30        7%



"We are hopeful that 2003 will mark the end of the `decision freeze' and that 2004 will be the first of a string of positive years," said Alfred P. West, Jr., Chairman and CEO. "We will continue to invest in our strategic new business initiatives. We feel these are key investments which have potential for high payoff in the future, and we will not jeopardize that for the sake of short-term profits. We expect to accelerate these investments starting in the second quarter."


Summary of First-Quarter 2003 Results by Business Segment

    (In thousands)                           For the Three Month Period Ended
                                                         March 31,
                                            -----------------------------------
                                             2003            2002             %
                                             ----            ----            --
    Private Banking and Trust:
       Revenues                            $76,895         $82,958          (7%)
       Operating profit                    $33,601         $33,825          (1%)
       Operating margin                         44%             41%

    Investment Advisors:
       Revenues                             35,913          38,891          (8%)
       Operating profit                     19,603          17,983           9%
       Operating margin                         55%             46%

    Enterprises:
       Revenues                             14,024          14,732          (5%)
       Operating profit                      6,436           5,388          19%
       Operating margin                         46%             37%

    Money Managers:
       Revenues                             12,332          10,797          14%
       Operating profit                      1,970           2,424         (19%)
       Operating margin                         16%             22%

    Investments in New Businesses:
       Revenues                             11,441          11,837          (3%)
       Operating loss                       (4,446)         (3,289)        (35%)
       Operating margin                        (39%)           (28%)

    Consolidated Segment Totals:
       Revenues                           $150,605        $159,215          (5%)
       Operating profit                    $57,164         $56,331           1%
       Operating margin                         38%             35%



First-Quarter Business Commentary:

     . Private Banking & Trust year-over-year revenues were affected by losses in the mutual fund processing business as well as weakness in non-recurring revenues due to reduced transaction and one-time fees.

     . Continued weakness in the equity markets significantly affected revenues in all markets, with particular impact on the Investment Advisors and Enterprises segments.

     . While both the Enterprises and Investments in New Businesses segments experienced good new business quarters, weak capital markets offset most of the gains.

     . Expense management and leverage of existing operations continue to produce strong operating margins. o SEI purchased 1.6 million shares of its common stock at an average price of $24.58 for approximately $39 million in the first-quarter 2003.

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM EDST, April 17, 2003. Investors may listen to the call at www.seic.com, or listen at
                                          ------------
www.companyboardroom.com, a service of CCBN. The call may also be accessed at
------------------------
numerous financial services web sites including AOL, Motley Fool and Yahoo. Investors may also listen to replays (beginning at 9:00 PM) at these web sites, or by telephone at (USA) 1-800-475-6701, (International) 320-365-3844, access code 680584.

About SEI

SEI Investments (NASDAQ:SEIC) is a leading global provider of asset management and investment technology solutions. The company's innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of the period ending March 31, 2003, SEI administers $230 billion in mutual fund and pooled assets, manages $78 billion in assets, processes almost $50 trillion of investment transactions annually and operates 21 offices in 10 countries. For more information, visit www.seic.com.
                                                                 ------------

Many of our responses may be considered "forward looking statements" and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

                             SEI INVESTMENTS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except per share data)

                                                   Three Months Ended March 31,
                                                   ----------------------------
                                                       2003             2002
                                                   -----------      ----------

Revenues                                              $150,605        $159,215

Operating and development expenses                      66,552          68,736
Sales and marketing expenses                            26,889          34,148
General and administrative expenses                      5,651           5,709
                                                   -----------      -----------

Income before interest and taxes                        51,513          50,622

Equity in earnings of unconsolidated affiliate           3,614           2,679
Net loss on investments                                   (106)             --
Interest income                                          1,242           1,150
Interest expense                                          (568)           (481)
                                                   -----------      ----------

Income before taxes                                     55,695          53,970

Income taxes                                            20,607          19,969
                                                   -----------      ----------

Net income                                             $35,088         $34,001
                                                   ===========      ==========


Diluted earnings per common share                         $.32            $.30
                                                   ===========      ==========

Shares used to calculate diluted
   earnings per common share                           109,566         114,984
                                                   ===========      ==========


Basic earnings per common share                           $.33            $.31
                                                   ===========      ==========

Shares used to calculate basic
   earnings per common share                           105,766         109,396
                                                   ===========      ==========

                             SEI INVESTMENTS COMPANY
                            CONDENSED BALANCE SHEETS
                                 (In thousands)

                                                     March 31,      December 31,
                                                        2003            2002
                                                   ------------     ------------
Assets

Cash and short-term investments                        $144,836         $165,724

Restricted Cash                                          10,000           10,000

Receivables                                              84,470           74,642

Other current assets                                     12,596           11,069
                                                   ------------     ------------

  Total current assets                                  251,902          261,435

Property and Equipment, net                             104,926          104,258

Investments available for sale                           60,741           62,433

Other assets                                             35,098           36,021
                                                   ------------     ------------

  Total assets                                         $452,667         $464,147
                                                   ============     ============



Liabilities

Current liabilities                                    $125,366         $134,247

Long-term debt                                           28,111           33,500

Deferred income taxes                                     6,366            6,393

Shareholders' Equity                                    292,824          290,007
                                                   ------------     ------------

  Total liabilities and shareholders' equity           $452,667         $464,147
                                                   ============     ============

SEI Investments Business Segments
(In thousands)
                                                 Three Months ended Mar. 31,
                                                 ---------------------------
                                                    2003              2002
                                                  --------         --------
Private Banking and Trust:
   Revenues                                        $76,895          $82,958

   Operating and development expenses               35,141           38,424
   Sales and marketing expenses                      8,153           10,709
                                                  --------         --------
   Operating profit                                 33,601           33,825
   Operating margin                                     44%              41%

Investment Advisors:

   Revenues                                         35,913           38,891

   Operating and development expenses               10,028           10,275
   Sales and marketing expenses                      6,282           10,633
                                                  --------         --------
   Operating profit                                 19,603           17,983
   Operating margin                                     55%              46%

Enterprises:
   Revenues                                         14,024           14,732

   Operating and development expenses                3,562            4,618
   Sales and marketing expenses                      4,026            4,726
                                                  --------         --------
   Operating profit                                  6,436            5,388
   Operating margin                                     46%              37%

Money Managers:
   Revenues                                         12,332           10,797

   Operating and development expenses                7,314            5,467
   Sales and marketing expenses                      3,048            2,906
                                                  --------         --------
   Operating profit                                  1,970            2,424
   Operating margin                                     16%              22%

Investments in New Businesses:
   Revenues                                         11,441           11,837

   Operating and development expenses               10,507            9,952
   Sales and marketing expenses                      5,380            5,174
                                                  --------         --------
   Operating loss                                   (4,446)          (3,289)
   Operating margin                                    (39%)            (28%)

Consolidated Segment Totals:
   Revenues                                       $150,605         $159,215

   Operating and development expenses               66,552           68,736
   Sales and marketing expenses                     26,889           34,148
                                                  --------         --------
   Operating profit                                $57,164          $56,331
   Operating margin                                     38%              35%

   General and Administrative expenses               5,651            5,709

   Income from operations                          $51,513          $50,622
   Operating margin                                     34%              32%

                             SEI INVESTMENTS COMPANY
                                 ASSET BALANCES
                                  (In millions)

                                              Mar. 31,       June 30,     Sept. 30,      Dec. 31,       Mar. 31,
                                                2002           2002          2002          2002           2003
                                                ----           ----          ----          ----           ----
Private Banking & Trust

   Equity/Fixed Income prgms.                  $3,046          $2,842        $2,863        $3,332        $3,635
   Liquidity funds                             12,870          13,221        13,084        12,811        13,257
                                               ------          ------        ------        ------        ------
   Total assets under mgmt.                    15,916          16,063        15,947        16,143        16,892

   Client assets under admin.                  95,801          93,539        85,931        83,652        72,078
                                               ------          ------        ------        ------        ------
   Total assets under admin.                 $111,717        $109,602      $101,878       $99,795       $88,970

Investment Advisors

   Equity/Fixed Income prgms.                 $26,520         $24,421       $21,876       $22,708       $22,287
   Liquidity funds                              1,460           1,385         1,340         1,444         1,558
                                                -----           -----         -----         -----         -----
   Total assets under mgmt.                   $27,980         $25,806       $23,216       $24,152       $23,845

Enterprises

   Equity/Fixed Income prgms.                 $11,194         $10,837       $10,098       $11,107       $10,864
   Liquidity funds                              4,143           4,428         4,145         5,148         4,277
                                                -----           -----         -----         -----         -----
   Total assets under mgmt.                   $15,337         $15,265       $14,243       $16,255       $15,141

Money Managers

   Equity/Fixed Income prgms.                  $2,936          $3,319        $4,040        $4,436        $5,072
   Liquidity funds                              1,298           1,006         1,086         1,350         1,151
                                                -----           -----         -----         -----         -----
   Total assets under mgmt.                     4,234           4,325         5,126         5,786         6,223

   Client assets under admin.                  78,172          75,370        71,256        74,523        74,964
                                               ------          ------        ------        ------        ------
   Total assets under admin.                  $82,406         $79,695       $76,382       $80,309       $81,187

Investments in New Businesses

   Equity/Fixed Income prgms.                  $8,065          $7,844        $7,318        $7,544        $7,654
   Liquidity funds                                345             380           108           219            73
                                                  ---             ---           ---           ---            --
   Total assets under mgmt.                     8,410           8,224         7,426         7,763         7,727

   Client assets under admin.                   3,992           3,854         4,020         4,894         5,229
                                                -----           -----         -----         -----         -----
   Total assets under admin.                  $12,402         $12,078       $11,446       $12,657       $12,956

Unconsolidated Affiliate

   Equity/Fixed Income prgms                   $7,085          $7,099        $6,255        $7,874        $8,391

Consolidated

   Equity/Fixed Income prgms.                 $58,846         $56,362       $52,450       $57,001       $57,903
   Liquidity funds                             20,116          20,420        19,763        20,972        20,316
                                               ------          ------        ------        ------        ------
   Total assets under mgmt.                    78,962          76,782        72,213        77,973        78,219

   Client assets under admin.                 177,965         172,763       161,207       163,069       152,271
                                              -------         -------       -------       -------       -------
   Total assets under admin.                 $256,927        $249,545      $233,420      $241,042      $230,490